00274263

Summary Prospectus	2022
May 1, 2022

Stock Fund | Class I (DODGX) | Class X (DOXGX)

Established 1965

DODGE & COX STOCK FUND ∎ PAGE 1

Dodge & Cox Stock Fund

Investment Objectives

The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Dodge & Cox Stock – Class I	Dodge & Cox Stock – Class X
Sales charge (load) imposed on purchases	None	None
Deferred sales charge (load)	None	None
Sales charge (load) imposed on reinvested distributions	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Dodge & Cox Stock – Class I	Dodge & Cox Stock – Class X
Management fees*	0.50%	0.45%
Distribution and/or service (12b-1) fees	None	None
Other expenses (custody, accounting, legal, etc.)**	0.01%	0.01%

Total Annual Fund Operating Expenses	0.51%	0.46	%***
Expense reimbursement	None	0.05	%***

Net Expenses	0.51%	0.41	%***

*	Management fees include investment advisory fee expenses of 0.40% for each class; and administrative services fee expenses of 0.10% for Class I shares and 0.05% for Class X shares.
**	The “Other expenses” of Dodge & Cox Stock — Class I shares have been restated to reflect expenses expected to be incurred during the current fiscal year. The “Other expenses” of Dodge & Cox Stock — Class X shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
***	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Stock — Class X at 0.41% until April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in Dodge & Cox Stock — Class I shares and/or Dodge & Cox Stock — Class X shares of the Fund for the time periods indicated and then redeem all of your shares of Dodge & Cox Stock — Class I shares and/or Dodge & Cox Stock — Class X shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.
∎	Dodge & Cox or the Funds terminates the Class X expense reimbursement agreement as of April 30, 2023.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Stock – Class I	$52	$164	$285	$640
Dodge & Cox Stock – Class X	$42	$143	$253	$574

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, certain preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. The Fund may use equity options or total return swaps referencing single stocks or stock indices to create or hedge equity exposure. The Fund may also use futures referencing stock indices such as the S&P 500 Index to equitize, or create equity market exposure, approximately equal to some or all of its cash and cash equivalents, receivables, and similar non-equity assets, or to hedge against a general downturn in the equity markets.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, financially material environmental, social, and governance (ESG) issues, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

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Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, inflation, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund. The Fund may underperform the broad market, relevant indices, or other funds with similar objectives and investment strategies.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
∎	Derivatives risk. Investing with derivatives, such as equity index futures, equity options, and total return swaps, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives, including the sale of call options, may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Dodge & Cox Stock — Class I shares’ returns from year to year. The table shows how the average annual total returns of the Fund’s Dodge & Cox Stock — Class I shares and Dodge & Cox Stock — Class X shares compare to those of a primary and secondary broad-based securities market index. The Fund’s primary benchmark is the S&P 500 Index, which consists of large cap equity securities and is generally considered representative of the U.S. stock market as a whole. The Fund’s secondary benchmark is the Russell 1000 Value Index, which measures the performance of the large capitalization value segment of the U.S. equity universe.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results for Dodge & Cox Stock — Class I shares during the time period were:

Highest: 20.87% (quarter ended December 31, 2020)

Lowest: –29.16% (quarter ended March 31, 2020)

Average Annual Total Returns

for the Periods Ended 12/31/2021

Dodge & Cox Stock – Class I	1 Year	5 Years	10 Years
Return before taxes	31.68%	14.14%	15.56%
Return after taxes on distributions	30.68	12.14	14.06
Return after taxes on distributions and sale of Fund shares	19.44	10.80	12.71
Dodge & Cox Stock – Class X*
Return before taxes	31.68	14.14	15.56
S&P 500 Index (reflects no deduction for expenses or taxes)	28.71	18.47	16.55
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	25.16	11.16	12.97

*	Because Dodge & Cox Stock — Class X shares have not had returns for a full calendar year as of the date of this prospectus, the figures shown in the table above for Dodge & Cox Stock — Class X shares provide performance for Dodge & Cox Stock — Class I shares. Dodge & Cox Stock — Class X shares would have had higher returns because (i) both share classes of the Dodge & Cox Stock Fund represent interests in the same portfolio of securities and (ii) Dodge & Cox Stock — Class X shares have lower expenses.

DODGE & COX STOCK FUND ∎ PAGE 3

The after-tax returns shown above are for Dodge & Cox Stock — Class I shares. The after-tax returns for Dodge & Cox Stock —Class X shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fund Management

Dodge & Cox serves as investment manager to the Stock Fund. The Fund is managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), which consists of the following eight members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl*	Chairman, Director, and member of Emerging Markets Equity Investment Committee (“EMEIC”)	30/38
David C. Hoeft	Senior Vice President, Director, Chief Investment Officer, and member of Global Equity Investment Committee (“GEIC”), EMEIC, and Balanced Fund Investment Committee (“BIC”)	20/29
Steven C. Voorhis	Vice President, Director of Research, and member of GEIC	16/26
Philippe Barret, Jr.	Vice President and Research Analyst, and member of BIC	9/18
Kathleen G. McCarthy	Vice President and Research Analyst	6/15
Karol Marcin	Vice President, Research Analyst, and member of GEIC	4/22
Benjamin V. Garosi	Vice President and Research Analyst, and member of BIC	3/13
Karim Fakhry	Vice President and Research Analyst	1/17

*	Mr. Pohl will leave the committee effective June 30, 2022.

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

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Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The minimum initial investment for each class of shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $100. The Funds may waive minimum investment amounts for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after DST Asset Manager Solutions, Inc. (a subsidiary of SS&C Technologies) (the “Transfer Agent”) or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

∎	Online: Visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Account Access” to log into your account and submit your request online.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Forms & Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, P.O. Box 219502, Kansas City, MO 64121-9502” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

Available Share Classes

Each class of a Fund’s shares represent an interest in the same Fund with the same investment objectives and investment policies. No class has sales charges or makes distribution payments. However, different classes are designed for different types of investors and have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. Please refer to the “Share Classes and Distribution” section of this Prospectus for additional information.

Class I. Class I shares are available to all types of investors, including individuals and institutions. Class I shares may be purchased directly from Dodge & Cox or through a financial intermediary.

Class X. Class X shares are available only to certain defined contribution employee retirement benefit plans, such as 401(k), 403(b), employee stock ownership, money purchase pension, profit sharing, stock bonus, target benefit, and thrift or savings plans and other defined contribution plans approved by the Funds. Class X shares are not available to retail investors, defined benefit plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, 529 plans, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Class X shares may be purchased and sold only through the administrator or recordkeeper of an eligible defined contribution employee retirement benefit plan.

Investing Through a Financial Intermediary

If you purchase shares of a Fund through a financial intermediary, such as a broker/dealer, financial institution, investment adviser, or employee benefit plan, rather than directly from the Transfer Agent, your intermediary may impose different or additional conditions than the Funds on purchases, sales, and exchanges of Fund shares. These differences could include initial and subsequent investment minimums, exchange policies, differences in available Funds or share classes, cut-off times for investments, and trading restrictions. Your intermediary could impose additional account and/or transaction fees. You should consult your intermediary directly for information regarding any such conditions or fees. If you purchase shares of a Fund through an intermediary, you must place subsequent orders to sell or exchange those shares through the same intermediary.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, in which case you will generally be taxed only upon withdrawal of monies from the retirement account or are otherwise tax exempt.

Payments to Financial Intermediaries

With respect to Class I shares of a Fund purchased through an employee retirement benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. No such payments are made with respect to the Emerging Markets Stock Fund or the Class X shares of any Fund. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

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